                                                                    Exhibit 3.62



[ILLEGIBLE] [ILLEGIBLE]                                                     FEE
                                                                          $75.00


ARTICLES OF INCORPORATION


COMMONWEALTH OF PENNSYLVANIA
DEPARTMENT OF STATE -- CORPORATION BUREAU
308 NORTH OFFICE BUILDING, HARRISBURG, PA 17120


PLEASE INDICATE (CHECK ONE) TYPE CORPORATION
/ / DOMESTIC BUSINESS CORPORATION
/ / DOMESTIC BUSINESS CORPORATION
    A CLOSE CORPORATION -- COMPLETE BACK
/ / DOMESTIC PROFESSIONAL CORPORATION
    ENTER BOARD LICENSE NO.
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010 NAME OF CORPORATION (MUST CONTAIN A CORPORATE INDICATOR
    UNLESS EXEMPT UNDER 16 P.S. 2000 8)

                                    QC, Inc.
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011 ADDRESS OF REGISTERED OFFICE IN PENNSYLVANIA
    (P.O. BOX NUMBER NOT ACCEPTABLE)

                            1205 Industrial Highway
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012 CITY                 013 COUNTY          013 STATE           014 ZIP CODE

     Southampton        Bucks               Pennsylvania        18966
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[ILLEGIBLE] EXPLAIN THE PURPOSE OR PURPOSES OF THE CORPORATION

     To engage in and to do any lawful act concerning any and all lawful business for which corporations may be incorporated under the General Associations Act of 1988, Act of December 21, 1988, P. L. 1444, No. 177.



These Articles of Incorporation shall be effective February 1, 1990.

(ATTACH 8-1/2 x 11 SHEET IF NECESSARY)
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The Aggregate Number of Shares, Classes of Shares and Par Value of Shares Which
the Corporation Shall Have Authority to Invest

040 Number and Class of Shares          042 Total Authorized Capital
    10,000 Common                           1,000,000

041 Stated Par Value Per Share if Any   031 Term of Existence
    100                                     Perpetual
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The Name and Address of Each Incorporator, and the Number and Class of Shares
Submitted to by each Incorporator

--------------------------------------------------------------------------------------------------------
                         061, 062
060 NAME                 063, 064 ADDRESS  (Street, City, State, Zip Code)      Number & Class of Shares
--------------------------------------------------------------------------------------------------------
QC Industries, Inc.      1205 Industrial Highway, Southampton, PA 18966         5000 common
--------------------------------------------------------------------------------------------------------

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                         (ATTACH 8-1/2 X 11 SHEET IF NECESSARY)
--------------------------------------------------------------------------------------------------------

IN TESTIMONY WHEREOF, THE INCORPORATOR'(S) HAS (HAVE) SIGNED AND SEALED THE ARTICLES OF INCORPORATION THIS 10TH DAY OF JANUARY 1990

                                             QC INDUSTRIES, INC.

                                             BY: /s/ Allen D. Schopbach
---------------------------------            -----------------------------------
                                             President

---------------------------------            -----------------------------------

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                           -- FOR OFFICE USE ONLY --
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
030 FILED                          022 CODE          003 REV BOX         SEQUENTIAL NO.      100 MICROFILM NUMBER

FEB 01 1990                        REVIEWED BY                                                9005 683

/s/ CHRISTOPHER A. LEWIS           DATE APPROVED      004 SICC            AMOUNT              001 CORPORATION NUMBER
                                                                          $                       1549857-001
Secretary of the Commonwealth      DATE REJECTED      CERTIFY TO          INPUT BY            LOG IN     LOG IN (REFILE)
Department of State                                   / / REV.
Commonwealth of Pennsylvania       MAILED BY  DATE    / / L&I             VERIFIED BY         LOG OUT    LOG OUT (REFILE)
                                                      / / OTHER

                                                                    Exhibit 3.62
                                           Articles of Incorporation of QC, Inc.


                                                   Filed in the Department of
                                                   State on FEB 01 1990
                                                   /s/ Christopher A. Lewis
                                                   -----------------------------
                                                   Secretary of the Commonwealth

                          COMMONWEALTH OF PENNSYLVANIA
                    DEPARTMENT OF STATE - CORPORATION BUREAU
                           306 NORTH OFFICE BUILDING
                              HARRISBURG, PA 17120
                                   640114-004

                              ARTICLES OF DIVISION
                                  1549857-001

1.   QC, Inc.
     1205 Industrial Highway
     Southampton, PA 18966

     Pursuant to the annexed Plan of Division, the name of the dividing corporation, QC, Inc., has been changed to QC Industries, Inc. and the new corporation formed pursuant hereto assumed the name QC, Inc.

2. Incorporated June 16, 1976 pursuant to the Business Corporation Law of Pennsylvania, Act of May 5, 1933, P.L. 364.

3.   The dividing corporation will survive the division.

4. The name and address of the new domestic business corporation resulting from the division is:

          QC, Inc.
          1205 Industrial Highway
          Southampton, Pennsylvania 18966

6. The Plan of Division was adopted with unanimous shareholder approval and unanimous written consent of all of the directors effective February 1, 1990.

7.   The Plan of Division is annexed hereto.

IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Division to be signed by a duly authorized officer and its corporate seal duly attested by another such officer, to be hereunto affixed this 10th day of January, 1990.

                                        QC Industries, Inc.

Attest: /s/ Elinor M. Hamilton          By /s/ Allen D. Schopbach
        -------------------------       ---------------------------------
        Secretary                          President

[Corporate Seal]

                                    QC, INC.

                                PLAN OF DIVISION

Pursuant to the provisions of the Pennsylvania General Association Act of December 21, 1988, P.L. 1444 No. 177, Sec. 1951, et seq., QC, Inc. proposes the following Plan of Division.

     1.   QC, Inc. shall be divided into two corporations.

     2. QC, Inc. shall survive the division and shall change its name to QC Industries, Inc.

     3.   The new corporation shall assume the name QC, Inc.

     4. The Articles of Incorporation of the dividing corporation shall be the Articles of Incorporation of the surviving corporation and shall remain unchanged.

     5. The Articles of Incorporation of the new corporation shall be as annexed hereto.

     6. The directors and officers of the dividing corporation shall be the initial directors and officers of each of the resulting corporations.

     7. The surviving corporation shall transfer and vest in the new corporation certain equipment and cash to enable the new corporation to commence operations efficiently as a going corporation.

     8. The new corporation shall transfer and vest in the surviving corporation all of the authorized stock of the new corporation in exchange for the equipment and cash transferred and conveyed to the new corporation by the surviving corporation.

     9. The new corporation shall assume all liabilities of the surviving corporation except liabilities owed to Atlantic Dairy Cooperative.

    10. On and after the effective date of the division, each of the resulting corporations shall thenceforth be responsible as separate and distinct corporations only for such liabilities as each corporation may undertake or incur in its own name.

Approved by the Board of Directors of QC, Inc. the 10th day of January, 1990.


                                        /s/ Allen D. Schopbach
                                        ---------------------------------
                                        President